       1                                                   Exhibit A-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
FORM U-6B-2
Certificate of Notification

Filed By

CNG Energy Services Corporation

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   600 shares of Common Stock of the CNG Energy Services Corporation. ("Common Stock").

2. Issue, renewal or guaranty:

   Issue.

3. Principal amount of each security:

   $10,000 per share of Common Stock.

4. Rate of interest per annum of each security:

   Not applicable.

5. Date of issue, renewal or guaranty of security:

   December 18, 1997

6. If renewal of security, give date of original issue:

   Not applicable

7. Date of maturity of each security:

   Not applicable.

8. Name of the person to whom each security was issued, renewed or guaranteed:

   Consolidated Natural Gas Company



       2                                                   Exhibit A-1
                                                           Continued

     9. Collateral given with each security, if any:

        None.

    10. Consideration received for each security:

        $10,000 per share or $6,000,000 total consideration.

    11. Application of proceeds of each security:

        To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        Not applicable.

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        Rule 52.

                                   CNG Energy Services Corporation

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998



       3                                                   Exhibit A-2
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
FORM U-6B-2
Certificate of Notification

Filed By

Virginia Natural Gas, Inc.

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   875 shares of Common Stock of Virginia Natural Gas, Inc.
   ("Common  Stock").

2. Issue, renewal or guaranty:

   Issue.

3. Principal amount of each security:

   $40,000 per share of Common Stock.

4. Rate of interest per annum of each security:

   Not applicable.

5. Date of issue, renewal or guaranty of security:

   December 30, 1997

6. If renewal of security, give date of original issue:

   Not applicable

7. Date of maturity of each security:

   Not applicable.

8. Name of the person to whom each security was issued, renewed or guaranteed:

   Consolidated Natural Gas Company





       4                                                   Exhibit A-2
                                                           Continued

     9. Collateral given with each security, if any:

        None.

    10. Consideration received for each security:

        $40,000 per share or $35,000,000 total consideration.

    11. Application of proceeds of each security:

        To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        Not applicable.

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        Rule 52.


                                   Virginia Natural Gas, Inc.

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998


       5                                                   Exhibit A-3

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
Certificate of Notification

Filed By

The Peoples Natural Gas Company

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   (a) Promissory note.

   (b) 180,000 shares of Common Stock of The Peoples Natural Gas
       Company ("Common  Stock").

2. Issue, renewal or guaranty:

   (a) and (b) Issue.

3. Principal amount of each security:

   (a) $18,000,000

   (b) $1,000 per share of Common Stock.

4. Rate of interest per annum of each security:

   (a) 6.95%

   (b) Not applicable.

5. Date of issue, renewal or guaranty of security:

   (a) December 30, 1997

   (b) December 30, 1997

6. If renewal of security, give date of original issue:

   (a) and (b) Not applicable.







       6                                                   ExhibitA-3
                                                           Continued

7. Date of maturity of each security:

   (a) December 15, 2027

   (b) Not applicable.

8. Name of the person to whom each security was issued, renewed or guaranteed:

   (a) and (b) Consolidated Natural Gas Company

     9. Collateral given with each security, if any:

        (a) and (b) None.

    10. Consideration received for each security:

        (a) $9,000,000

        (b) $1,000 per share or $18,000,000 total consideration.

    11. Application of proceeds of each security:

        (a) and (b) To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     (a) and (b) Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        (a) and (b) Not applicable.


       7                                                   Exhibit A-3
                                                           Continued

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        (a) and (b) Rule 52.


                                   The Peoples Natural Gas Company

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998



       8                                                   Exhibit A-4

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
Certificate of Notification

Filed By

CNG Producing Company

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   Promissory note.

2. Issue, renewal or guaranty:

   Issue.

3. Principal amount of each security:

   $30,000,000

4. Rate of interest per annum of each security:

   6.95%

5. Date of issue, renewal or guaranty of security:

   December 30, 1997

6. If renewal of security, give date of original issue:

   Not applicable.

7. Date of maturity of each security:

   December 15, 2027

8. Name of the person to whom each security was issued, renewed or guaranteed:

   Consolidated Natural Gas Company

     9. Collateral given with each security, if any:

        None.


       9                                                   Exhibit A-4
                                                           Continued

    10. Consideration received for each security:

        $30,000,000

    11. Application of proceeds of each security:

        To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        Not applicable.

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        Rule 52.


                                   CNG Producing Company

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998






       10                                                  Exhibit A-5

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
Certificate of Notification

Filed By

CNG Transmission Corporation

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   Promissory note.

2. Issue, renewal or guaranty:

   Issue.

3. Principal amount of each security:

   $14,000,000

4. Rate of interest per annum of each security:

   6.95%

5. Date of issue, renewal or guaranty of security:

   December 30, 1997

6. If renewal of security, give date of original issue:

   Not applicable.

7. Date of maturity of each security:

   December 15, 2027

8. Name of the person to whom each security was issued, renewed or guaranteed:

   Consolidated Natural Gas Company

     9. Collateral given with each security, if any:

        None.


       11                                                  Exhibit A-5
                                                           Continued

    10. Consideration received for each security:

        $14,000,000

    11. Application of proceeds of each security:

        To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        Not applicable.

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        Rule 52.

                                   CNG Transmission Corporation

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998




       12                                                  Exhibit A-6

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
Certificate of Notification

Filed By

The East Ohio Gas Company

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   Promissory note.

2. Issue, renewal or guaranty:

   Issue.

3. Principal amount of each security:

   $40,000,000

4. Rate of interest per annum of each security:

   6.95%

5. Date of issue, renewal or guaranty of security:

   December 30, 1997

6. If renewal of security, give date of original issue:

   Not applicable.

7. Date of maturity of each security:

   December 15, 2027

8. Name of the person to whom each security was issued, renewed or guaranteed:

   Consolidated Natural Gas Company

     9. Collateral given with each security, if any:

        None.


       13                                                  Exhibit A-6
                                                           Continued

    10. Consideration received for each security:

        $40,000,000

    11. Application of proceeds of each security:

        To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        Not applicable.

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        Rule 52.

                                   The East Ohio Gas Company

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998




       14                                                  Exhibit A-7

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
Certificate of Notification

Filed By

Hope Gas, Inc.

	This certificate is notice that the above named company has issued, renewed or guaranteed the security or securities described herein which issue, renewal or guaranty was exempted from the provisions of Section 6(a) of the Act and was neither the subject of a declaration or application on Form U-1 nor included within the exemption provided by Rule U-48.

1. Type of the security or securities:

   Promissory note.

2. Issue, renewal or guaranty:

   Issue.

3. Principal amount of each security:

   $3,000,000

4. Rate of interest per annum of each security:

   6.95%

5. Date of issue, renewal or guaranty of security:

   December 30, 1997

6. If renewal of security, give date of original issue:

   Not applicable.

7. Date of maturity of each security:

   December 15, 2027

8. Name of the person to whom each security was issued, renewed or guaranteed:

   Consolidated Natural Gas Company

     9. Collateral given with each security, if any:

        None.


       15                                                  Exhibit A-7
                                                           Continued

    10. Consideration received for each security:

        $3,000,000

    11. Application of proceeds of each security:

        To meet long-term financing requirements of the Company.

    12. The issue, renewal or guaranty of each security was exempt from the provisions of Section 6(a) because of the provisions contained in any rule of the Commission other than Rule U-48.

13. If the security or securities were exempt from the provisions of
Section 6(a) by virtue of the first sentence of Section 6(b), give the figures which indicate that the security or securities aggregate (together with all other than outstanding notes and drafts of a maturity of nine months or less, exclusive of days of grace, as to which such company is primarily or secondarily liable) not more than 5 per centum of the principal amount and par value of the other securities of such company then outstanding. (Demand notes, regardless of how long they may have been outstanding, shall be considered as maturing in not more than nine months for purposes of the exemption from Section 6(a) of the Act granted by the first sentence of Section 6(b)):

     Not applicable.

14. If the security or securities are exempt from the provisions of
Section 6(a) because of the fourth sentence of Section 6(b), name the security outstanding on January 1, 1935, pursuant to the terms of which the security or securities herein described have been issued.

        Not applicable.

15. If the security or securities are exempt from the provisions of
Section 6(a) because of any rule of the Commission other than Rule U-48 designate the rule under which exemption is claimed.

        Rule 52.


                                   Hope Gas, Inc.

                                   By:  N. F. Chandler
									Its Attorney

Date:	March 27, 1998